FINANCIAL INCOME (EXPENSE), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Other Income and Expenses [Abstract]
Interest income	$ 6,478	$ 2,194	$ 4,057
Financial expense related to the Convertible Senior Notes (Note 16)	(1,282)	(4,229)	(868)
Exchange rate gain (loss), net	3,469	(948)	(2,172)
Bank charges	(187)	(150)	(91)
Total	$ 8,478	$ (3,133)	$ 926